                                                      Rule 497(e)
                                                 File Nos. 33-73832/811-8268

Supplement Dated November 21, 2008, to Statement of Additional Information Dated April 29, 2008 (the "SAI")

On November 20, 2008, Messrs. Michael Lynch and Jerry Wong submitted their resignations as Trustees of Firsthand Funds (the “Funds”). These resignations were accepted. The Nominations Committee nominated, and the Board unanimously elected, Messrs. Greg Burglin and Kevin P. Tanner to serve as successor disinterested Trustees.

Effective immediately, Kevin Tanner and Greg Burglin have replaced Michael Lynch and Jerry Wong as Trustees of Firsthand Funds.  Shareholder approval of their election is required. Accordingly, shareholders of the Funds should expect to receive in the mail, in the near future, a proxy statement and voting materials providing more detailed information.

In accordance with this change, the SAI is hereby revised to delete references to Michael Lynch and Jerry Wong and add the following information under the sub-heading referenced below:

On page 12, under the sub-heading entitled “Trustees and Officers,” the following table provides information about the incoming disinterested trustees:

Name, Year of Birth, Positions(s) Held With Funds and Address	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee
Disinterested Trustees:
Greg Burglin (1960) Trustee 125 South Market Suite 1300 San Jose, CA 95113	Since 2008	Mr. Burglin is a Tax Consultant and has been for more than 5 years.	Four	None

Kevin P. Tanner (1962) Trustee 125 South Market Suite 1300 San Jose, CA 95113	Since 2008
Mr. Tanner is President, Chief
Financial Officer and Chief
Compliance Officer of Saratoga Research and Investment Management (formerly Tanner & Associates Asset Management) (an SEC registered investment adviser) and has been for more than 5 years.
			Four	None